UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 27, 2024

SOLAREDGE TECHNOLOGIES, INC
(Exact name of registrant as specified in its charter)

Delaware	001-36894	20-5338862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Hamada Street, Herziliya Pituach, Israel	4673335
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: 972 (9) 957-6620

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SEDG	NASDAQ (Global Select Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ◻

Item 2.05. Costs Associated with Exit or Disposal Activities

On November 27, 2024, the Company announced the discontinuation of its Energy Storage Division (the “Discontinuation”). Under the Discontinuation, the Company expects to reduce its headcount by approximately 500 employees, primarily employees working in manufacturing positions in South Korea.  This Discontinuation and associated headcount reduction represents approximately 12% of the Company’s overall employee population, almost all of whom will be dismissed over the first half of 2025. A copy of the press release announcing the Discontinuation is attached hereto as Exhibit 99.1.

The Company is taking these actions as part of its execution of its commitment to focus on its core solar activities.  The adoption of the Discontinuation follows the Company’s previous measures, which the Company has already taken to align with current market conditions, including the global workforce reduction and the adjustments of its manufacturing capacity in its solar activities.

In connection with the Discontinuation, the Company expects to record aggregate pre-tax Discontinuation and asset-related charges of between $81 million to $99 million, primarily comprised of between $40 million to $49 million of asset-related and impairment charges, between $30 million to $37 million of costs related to inventory write-offs and non-cancelable purchase orders and between $4 million to $5 million of severance and related benefit costs (excluding stock-based compensation expense).

Reductions in the workforce are subject to local regulatory requirements and the related charges will be recorded mostly in the fourth quarter of 2024 and in the first quarter of 2025. Asset impairments and inventory write-offs and non-cancelable purchase orders costs will be recorded mostly in the fourth quarter of 2024.

Future cash payments related to these charges are anticipated to be between $38 million to $46 million, primarily related to the payment of severance and related benefits and non-cancelable purchase orders. The Discontinuation actions associated with these charges are expected to be substantially complete in the first half of 2025.

The Company expects to offset all cash payments related to these charges through the collection and sale of the related Energy Storage Division assets, including the divestiture of its manufacturing facilities for battery cells and packs in South Korea.

The Company’s Discontinuation efforts are ongoing and could result in additional costs above the estimates.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K (“Form 8-K”) contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our restructuring plan, our workforce reduction initiative, possible or assumed future results of operations; future demands for solar energy solutions; business strategies; industry and regulatory environment; general economic conditions; potential growth opportunities; cancellations and pushouts of existing backlog; installation rates; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, our ability to deliver on our restructuring plan and efforts and workforce reduction initiative; our future cash payments associated with these initiatives; potential future impairment charges; future demand for renewable energy including solar energy solutions; changes, elimination or expiration of government subsidies and economic incentives for on-grid solar energy applications; changes in the U.S. trade environment; federal, state, and local regulations governing the electric utility industry with respect to solar energy; changes in tax laws, tax treaties, and regulations or the interpretation of them, including the Inflation Reduction Act; the retail price of electricity derived from the utility grid or alternative energy sources; interest rates and supply of capital in the global financial markets in general and in the solar market specifically; competition, including introductions of power optimizer, inverter and solar photovoltaic system monitoring products by our competitors; developments in alternative technologies or improvements in distributed solar energy generation; historic cyclicality of the solar industry; product quality or performance problems in our products; our ability to forecast demand for our products accurately and to match production to such demand as well as our customers’ ability to forecast demand based on inventory levels; our dependence upon a small number of outside contract manufacturers and limited or single source suppliers; capacity constraints, delivery schedules, manufacturing yields, and costs of our contract manufacturers and availability of components; delays, disruptions, and quality control problems in manufacturing; existing and future responses to and effects of pandemics, epidemics, or other health crises; disruption in our global supply chain and rising prices of oil and raw materials as a result of various conflicts, including the evolving state of war in Israel; our customers’ financial stability and our ability to retain customers; our ability to retain key personnel and attract additional qualified personnel; our ability to manage effectively the growth of our organization and expansion into new markets and integration of acquired businesses; unrest and terrorism; macroeconomic conditions in our domestic and international markets, as well as inflation concerns, financial institutions instability, rising interest rates,  and recessionary concerns; consolidation in the solar industry among our customers and distributors; cyber incidents; and other matters discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 26, 2024 and our quarterly reports filed on Form 10-Q, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this Form 8-K is as of the date of this Form 8-K.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release, whether as a result of new information, future events or changes in its expectations or otherwise, except as may be required by applicable law, regulation or other competent legal authority.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release, dated November 27, 2024
Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAREDGE TECHNOLOGIES, INC.

Date: November 27, 2024	By: /s/ Rachel Prishkolnik
Name: Rachel Prishkolnik Title: Vice President General Counsel and Corporate Secretary